Employees	12 Months Ended
Dec. 31, 2025
Employees
Employees

4. Employees

4A. Staff and management costs

In millions of €	Notes	2025(a)	2024	2023
Staff costs
Wages and salaries		887	638	655
Social security costs		105	77	80
Other pension costs	4B	47	42	44
Share-based compensation costs	4C	35	32	20
Total		1,074	789	799

(a)	Excludes the cost of ice cream employees in Mexico due to the delayed transfer.

Staff cost disclosures for 2024 and 2023 were prepared using a carve‑out methodology based on estimations and allocations of employees and their payroll costs. For the 2025 disclosure, following the legal transfer of employees a more granular attribution approach was implemented to compile this disclosure. Had this approach been applied in prior years, the staff cost figures for 2024 and 2023 would have been broadly comparable to the current year’s numbers. The carve‑out assumptions used for these disclosures differ from those applied in preparing the Group’s consolidated income statement; accordingly, these changes have no impact on the Group’s consolidated results as those costs were included in the operating costs.

Average number of employees during the year	2025	2024	2023
The Americas	4,427	5,031	5,019
Europe and ANZ (a)	6,925	4,758	4,614
AMEA	4,475	4,093	4,050
Dedicated Ice Cream Employees (b)	15,827	13,882	13,683
Allocated FTEs from Unilever (c)	2,100	4,700	4,300
Total	17,927	18,582	17,983

(a)	Includes 597 employees in the Netherlands.
(b)	The increase in the average number of dedicated Ice Cream employees in 2025 reflects the net impact of employees added during the year, partially offset by the delayed transfer of employees in Mexico.
(c)	In addition to the dedicated Ice Cream employees, FTEs were allocated to Ice Cream from Unilever. Following the separation on 1 July, these roles were replaced by a combination of GTSA services provided by Unilever and new hires within the Group.

Key management are defined as the members of the Executive Leadership Team.

In millions of €	2025	2024	2023
Key management compensation
Salaries and short-term employee benefits	15	16	9
Share-based benefits	6	4	1
Total	21	20	10

The Non-Executive Directors appointed in 2025 received €0.5 million as fees for the year.

4B. Pensions and similar obligations

The Group operates both defined contribution plans and defined benefit plans.

For defined contribution plans, the charges to the income statement are the Group contributions payable, as the Group’s obligation is limited to the contributions paid into the plans. The assets and liabilities of such plans are not included in the balance sheet of the Group.

For defined benefit plans, operating and finance costs are recognised separately in the income statement. The amount charged to operating cost in the income statement is the cost of accruing benefits promised to employees over the year. In addition, there are also plan administration costs and costs and/or credits arising from one-off events such as past service benefit changes, settlements and curtailments. These one-off events are fully recognised as they occur in the income statement. The net amount charged or credited to finance costs is calculated by applying the discount rate of the defined benefit obligation to net pension asset or liability at the prior year end as recognised in the balance sheet. The net pension asset or liability recognised in the balance sheets in respect of defined benefit plans is the fair value of the plan assets less the present value of the defined benefit obligation at the balance sheet date. The defined benefit obligation is calculated annually by qualified actuaries using the projected unit credit method for our plans with a liability over €10 million. For other plans with a liability below € 10 million but over € 1 million, it is calculated once every three years. Defined benefits plan below €1 million are accounted as defined contributions plans. Recognised assets are limited to the present value of any reductions in future contributions or any future refunds. The net pension liability is presented as a long-term provision; no distinction is made for the short-term portion.

To make actuarial calculations for the valuation of defined benefit obligations, assumptions are needed for discount rates, healthcare cost increases, future salary increases, future pension increases, life expectancy and employee turnover rates. The actuarial calculations are made by external actuaries based on inputs from observable market data, such as corporate bond returns and yield curves to determine the discount rates, mortality tables to determine life expectancy, and inflation rates to determine future salary increases and future pension increases. Remeasurements of the net defined benefit asset or liability comprise actuarial gains and losses, the return on plan assets (excluding interest) and the effect of the asset ceiling (excluding interest). The Group recognises all remeasurements in other comprehensive income and in other reserves.

The Group’s net obligation with respect to other long-term employee benefits is the amount of future benefit that employees have earned in return for their service in the current and prior periods, such as jubilee entitlements. That benefit is discounted to determine its present value. Remeasurements are recognised in the consolidated statements of income in the period in which they arise.

General description of plans including governance and investment strategy

The Group operates post-employment benefit plans in many countries in accordance with the legal requirements, customs and the local practice in the countries involved. The larger part of post-employment benefits are Group pension plans, of which some are funded, and some are unfunded. All funded post-employment benefit plans are considered to be related parties.

Most employees who take part in a Group pension plan are covered by defined contribution pension plans. The main defined contribution plans are in The Netherlands and the United States. The Group also sponsors several defined benefit pension plans. The benefits provided by these plans are based on employees’ years of service and compensation levels. The defined benefit plans in Germany make up most of the defined benefit obligations. The Group also has defined benefit plans in the rest of the world; however, these are individually not significant to the Group and do not have a significantly different risk profile that would warrant separate disclosure.

The assets of the larger funded defined benefit and defined contribution plans are primarily held in external pension trusts or pensions funds, and do not impact the Group’s balance sheet. These trusts or funds are governed by independent trustees, who have a legal obligation to protect the interests of all plan members and operate under the relevant local regulatory framework.

The consolidated financial statements have been prepared based on the post-employment benefit plans that were transferred from Unilever to the Group based on the mutually agreed separation agreement and employees transferred.

Plans in Germany

The Group operates several defined benefit plans for active employees and retired members in Germany. These obligations are funded through a legally separate pension trust, ensuring that plan assets are segregated from the company’s general assets. In addition, employees participate in Pensionskasse Berolina VVaG, which is classified and accounted for as a defined contribution plan as from 31 December 2025. Under this classification, the company’s obligation is limited to the payment of contributions, and no further actuarial liability is recognised for these benefits in future years.

Assumptions

The following table shows the assumptions, weighted by liabilities, used to value the defined benefit pension liabilities and other post-employment benefit liabilities.

	Germany		Other countries		Total

In %	2025	2024	2025	2024	2025	2024
Discount rate	4.0%	3.4%	7.4%	10.6%	4.7%	4.2%
Inflation rate	2.0%	2.0%	5.6%	9.3%	2.5%	2.7%
Salary increase	2.8%	2.8%	3.8%	10.0%	3.5%	3.6%
Pension (in payment) increase	2.0%	2.0%	13.5%	18.1%	2.5%	2.7%

Demographic assumptions, such as mortality rates, are set in respect to the latest trends in life expectancy (including expectations of future improvements), plan experience and other relevant data. These assumptions are reviewed and updated as necessary as part of the periodic actuarial valuation of the pension plans. The mortality table used for Germany is the periodical table Berolina 2021, which is the prospective table for the participants of the Berolina Pensionskasse VVaG. This Berolina 2021 table is derived from the Heubeck 2018 generational tables and adapted to the special conditions of the participants. It is reviewed with the local regulator BaFin.

For the Group’s major plans, a full discount rate curve of high-quality corporate bonds is used to determine the defined benefit obligation, where available. The curves are based on the Rate:Link methodology of Willis Towers Watson, which uses data of corporate bonds rated AA or equivalent. For the other plans, a single point on the Rate:Link curve corresponding to the average maturity of the defined benefit obligation. For plans in countries without a deep corporate bond market, the discount rate is based on government bonds.

Income statement

The adjacent table contains the total of current and past service costs, administration costs and settlement results as included in income from operations and the interest cost as included in financial expense.

Income statement for post-employment benefit plans

	Total

In millions of €	2025	2024	2023
Charged to operating profit:
- Cost / (credit) of defined benefit plans	8	9	8
- Cost of defined contribution plans	39	33	36
Total charged to operating profit	47	42	44
- Finance cost / (income)	9	12	11
Total charge/(credit) recognised in income statement	56	54	55

Statement of comprehensive income

Amounts recognised in the statement of comprehensive income on the re-measurement of the net pension liability relating to defined benefits plans for which the Group has a liability.

Other comprehensive income for defined benefits plans

	Total

In millions of €	2025	2024	2023
Return on plan assets greater / (less) than interest income	33	52	44
Actuarial gains / (losses) from demographic assumptions	—	3	—
Actuarial gains / (losses) from financial assumptions	66	23	(8)
Actuarial gains / (losses) from experience adjustments	(38)	(30)	(30)
Actuarial gains / (losses) form change in value of irrecoverable surplus	2	(1)	(1)
Total credit / (charge) recognised in other comprehensive income	63	47	5

Balance sheet

The adjacent table provides a breakdown of the present value of the funded and unfunded defined benefit obligation (DBO), the fair value of plan assets and the net position in Germany and in other countries. The table also provides the value of any asset ceiling.

Total net balance sheet position of defined benefits plans

	Germany		Other countries		Total

In millions of €	2025	2024	2025	2024	2025	2024
Present value of funded DBO (a)	(346)	(716)	(14)	(12)	(360)	(728)
Present value of unfunded DBO	(1)	(1)	(74)	(91)	(75)	(92)
Total present value of DBO	(347)	(717)	(88)	(103)	(435)	(820)
Fair value of plan assets (a)	423	711	15	14	438	725
Fair value of irrecoverable (surplus)	—	—	(1)	(3)	(1)	(3)
Net position	76	(6)	(74)	(92)	2	(98)

(a)

Changes to the defined benefit obligation and fair value of the plan assets primarily result from the application of defined contribution accounting for the pension liabilities and assets covered by the PensionsKasse Berolina in Germany.

Net total assets and net total liability of defined benefits plans

	Germany		Other countries		Total

In millions of €	2025	2024	2025	2024	2025	2024
Total assets for plans in surplus	77	—	1	—	78	—
Total liability for plans in deficit and unfunded plans	(1)	(6)	(75)	(92)	(76)	(98)
Net position	76	(6)	(74)	(92)	2	(98)

Summary of the reconciliations for the defined benefit obligation and plan assets

The adjacent tables contain the reconciliations for the defined benefit obligation and plan assets over the year.

Movements in obligation of defined benefits plans

	Germany		Other countries		Total

In millions of €	2025	2024	2025	2024	2025	2024
Balance as of January 1	(717)	(722)	(103)	(100)	(820)	(822)
Service cost including administration expenses	(3)	(4)	(5)	(5)	(8)	(9)
Interest cost	(23)	(27)	(9)	(11)	(32)	(38)
Past service cost	—	—	—	—	—	—
Employee contributions	(1)	(1)	—	—	(1)	(1)
Benefits paid from plan asset	41	41	—	—	41	41
Benefits paid directly by employer	3	—	3	10	6	10
Actuarial gains / (losses)
- demographic assumptions	—	—	—	3	—	3
- financial assumptions	64	14	2	9	66	23
- experience adjustment	(45)	(18)	7	(12)	(38)	(30)
Settlements paid directly by employer	—	—	—	—	—	—
Translation differences and other(a)	334	—	17	3	351	3
Balance as of December 31	(347)	(717)	(88)	(103)	(435)	(820)

(a)

Other changes to the defined benefit obligation primarily includes the derecognition of the prior defined benefit obligation, resulting from the application of defined contribution accounting for the pension liabilities covered by the Pensionskasse Berolina in Germany.

Movements in plan assets of funded defined benefits plans

	Germany		Other countries		Total

In millions of €	2025	2024	2025	2024	2025	2024
Balance as of January 1	711	646	14	9	725	655
Interest income	23	26	—	—	23	26
Admin expenses paid	—	—	—	—	—	—
Employee contributions	1	1	—	—	1	1
Employer contributions	35	32	—	—	35	32
Benefits paid from plan assets	(41)	(41)	—	—	(41)	(41)
Actuarial gains / (losses):	—	—	—	—	—	—
- return on plan assets excluding interest income	33	47	—	5	33	52
Settlements paid from plan	—	—	—	—	—	—
Translation differences and other (a)	(339)	—	1	—	(338)	—
Balance as of December 31	423	711	15	14	438	725

(a)

Other changes to the plan assets primarily includes the derecognition of the prior plan assets, resulting from the application of defined contribution accounting for the pension liabilities covered by the Pensionskasse Berolina in Germany.

Movements in irrecoverable surplus of funded defined benefits plans

	Total

In millions of €	2025	2024
Balance as of January 1	(3)	(2)
Interest cost	—	—
Actuarial gains/(losses) from change in value of irrecoverable surplus	2	(1)
Translation differences and other	—	—
Balance as of December 31	(1)	(3)

Cash flow

The Group’s cash flow in respect of post-employment benefit plans comprise of contributions paid into funded plans, benefits paid in respect of unfunded plans and employer contributions to defined contribution plans. The Group’s funding policy is to periodically review the contributions made to the plans while taking account of local legislation. The table below sets out the cash flow impact.

Cash flow from operations for post-employment benefit plans

	Total

In millions of €	2025	2024	2023
Cash payments for defined benefits plans:
- Employer contributions to funded plans	35	32	31
- Benefits and settlements paid directly by employer	6	10	8
Employer contributions to defined contribution plans	39	33	36
Total cash payments recognised in cash flow from operations	80	75	75

Sensitivities

The following table illustrates the approximate impact on the defined benefit obligation from movements in key assumptions. The defined benefit obligation was recalculated using a change in the assumptions of 0.5%, which overall is considered a reasonably possible change. The impact on the DBO because of changes in discount rate is normally accompanied by partly offsetting movements in plan assets.

Change in defined benefit obligation

		Germany		Other countries		Total

In millions of €		2025	2024	2025	2024	2025	2024
Discount rate	Increase of 0.5%	29	34	4	3	33	37
Pension (in payment) increase	Increase of 0.5%	(26)	(32)	(1)	(3)	(27)	(35)
Life expectancy	Increase 1 year	(24)	(31)	2	(3)	(22)	(34)

The sensitivity analyses above have been determined based on reasonably possible changes of the respective assumptions occurring at the end of the reporting period and may not be representative of the actual change. It is based on a change in the key assumption while holding all other assumptions constant. When calculating the sensitivity to the assumption, the same method used to calculate the liability recognised in the balance sheet has been applied.

Plan asset allocation

The asset allocation in the Group’s plan assets was as follows:

	Total

In millions of €	2025	2024
Assets quoted in active markets
- Debt securities	308	419
- Equity securities	121	178
- Other (a)	1	—
Assets not quoted in active markets
- Debt securities	—	—
- Equity securities	—	7
- Other (a)	8	107
Plan assets other plans	—	14
Total plan assets	438	725

(a)	Other assets are primarily composed of cash and cash equivalents, real estate, investment funds, and assets managed by insurance companies.

The plan assets in 2025 contain 2% (2024: 16%) unquoted plan assets. Plan assets in 2025 do not include property occupied by or financial instruments issued by the Group.

Cash flows and pension costs in 2026

Cash outflows in relation to post-employment benefits are estimated to amount to €89 million in 2026, consisting of:

●	€28 million employer contributions to funded defined benefits plans;
●	€9 million directly paid benefits by the Group to plan participants;
●	€52 million employer contributions to defined contribution plans.

The service cost and administration cost for 2026 is expected to amount to €5 million for defined benefit plans. The service costs for 2026 are expected to be approximately €3 million lower. This reflects the application of defined contribution accounting for the pension liabilities covered by the Pensionskasse Berolina in Germany, resulting in a shift from defined benefit related service costs to defined contribution pension expenses. The net interest cost for 2026 for the defined benefit plans is expected to amount to € 2 million. The expected cost for defined contribution plans in 2026 is equal to the expected defined contribution cash flow.

4C. Share-based compensation plans

The fair value of awards at grant date is calculated using observable market price. This value is expensed over their vesting period, with a corresponding credit to equity. The expense is reviewed and adjusted to reflect changes to the level of awards expected to vest, except where this arises from a failure to meet a market condition. Any cancellations are recognised immediately in the income statement. Where the terms of an award are modified, the incremental fair value arising from the modification is recognised over the remaining vesting period.

Legacy Unilever PLC share plans and Replacement Awards

Unilever employed various share-based compensation incentive plans in the form of performance shares and other share awards to restricted shares in which employees of the Group participated. These plans typically covered a three-year vesting period. For the period up to demerger, costs related to participating employees were allocated to the Group. In addition, the Group also received an allocation of share-based compensation charges with respect to corporate employees of Unilever.

Unvested legacy Unilever PLC share plans prorated to the time of the demerger will remain with Unilever. Unilever will satisfy those shares directly to TMICC employees when they vest in 2026, 2027 and 2028. The remaining unvested share awards were replaced with TMICC shares under three main plans: the ‘Replacement Performance Share Plan (PSP)’, the ‘Replacement Annual Share Plan (ASP)’ and Retention Awards. These replacement awards cover the remainder of the original vesting period of the legacy Unilever awards and are governed by the TMICC Long Term Incentive Plan 2025. The value of the replacement awards is equivalent to the value of the legacy Unilever awards that lapsed as a result of the demerger:

●	Replacement Performance Share Plan (PSP) awards: Selected participants, including Executive Directors, were granted conditional awards which normally vest after three years, subject to continued employment and to the extent performance conditions are achieved. Upon vesting, Executive Directors will have an additional two-year holding period after vesting (during which the shares cannot be sold) to ensure there is a five-year duration between the grant of the award and the release of the shares.
●	Replacement Annual Share Plan (ASP) awards: Selected participants were granted conditional awards, subject to continued employment.
●	Retention Awards: Legacy individual awards granted by Unilever to selected individuals for retention and performance purposes. They were converted into equivalent awards in shares of TMICC after the demerger was completed.

Celebration Award

On 9 December 2025, the Group granted a one-time share-based award of €300 to eligible employees following the demerger with a 12-month vesting period. Awards vest in full after the vesting period, subject to continued employment. This represents 358,639 shares as at 31 December 2025. All Plans are equity-settled.

The total cost between each of the relevant schemes is shown below:

Charge for the year

In millions of €	2025
Legacy Unilever Plans
- Performance Share Plan	15
- Annual Share Plan	13
TMICC Plans
- Replacement Performance Share Plan	1
- Replacement Annual Share Plan	1
- Retention Awards	5
- Celebration Award	0
Total	35

Number of Share Awards

2025
Replacement Performance Share Plan	810,902
Replacement Annual Share Plan	1,754,773
Retention Awards	450,808
Celebration Award	358,639
Total	3,375,122

Fair Value of Awards

The fair value of TMICC awards was determined based on the average trading price of TMICC N.V. shares between 8 and 18 December, which amounted to €13.4 per share.